EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-74660, 33-74662, 33-74664, 33-78406, 33-88780,
333-04268, 333-22973, 333-22975, 333-24545, 333-56359, 333-56361, 333-73409, and
333-73411) of MapInfo Corporation and Subsidiaries of our report dated October 28, 1999 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.


                                                     PricewaterhouseCoopers LLP

Albany, New York
November 16, 1999

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